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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 25, 2000


                           WESTERN DIGITAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                   001-08703                   95-264-7125
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(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)


       8105 Irvine Center Drive
          Irvine, California                                       92618
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(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (949) 932-5000
                                                           ---------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS.

        On January 25, 2000, Western Digital Corporation issued a press release announcing its second quarter results and reporting that its revenues were $560.2 million and a net loss of $15.2 million, or $.13 per share, for its second quarter ended December 31, 1999.

        Attached hereto as Exhibit 99.1 is the copy of the January 25, 2000, press release which is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit     Description
-------     ---------------
99.1        Press Release dated January 25, 2000, announcing Western Digital
            Corporation's second quarter results and reporting that its revenues were $560.2 million and a net loss of $15.2 million, or $.13 per share, for its second quarter ended December 31, 1999.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2000
                                             WESTERN DIGITAL CORPORATION


                                             By: /s/ MICHAEL A. CORNELIUS
                                                 -------------------------------
                                                 Michael A. Cornelius
                                                 Vice President, Law and
                                                 Administration and Secretary


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